Exhibit 23.1
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                                   CONSENT OF
                          INDEPENDENT PUBLIC ACCOUNTANT



We consent to the use in Amendment 1 to the Form SB-2 of Lasik America, Inc. of our report dated August 13, 2001 (except for Note 8 as to which the date is August 24, 2001), relating to the financial statements of Lasik America, Inc., and to the reference to us under the heading "Experts" in such registration statement.




San Diego, California                           PANNELL KERR FORSTER
September 6, 2001                               Certified Public Accountants
                                                A Professional Corporation